As filed with the Securities and Exchange Commission on June 17, 2005.

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ITHAKA ACQUISITION CORP.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

               DELAWARE                                    20-2620798
-----------------------------------------   ------------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

      100 SOUTH POINTE DRIVE, 23RD FLOOR
           MIAMI, FLORIDA                                    33139
-----------------------------------------   ------------------------------------
(Address of Principal Executive Offices)                   (Zip Code)

If this form relates to the registration    If this form relates to the
of a class of securities pursuant to        registration of a class of
Section 12(b)of the Exchange Act and is     securities pursuant to Section 12(g)
effective pursuant to General               of the Exchange Act and is effective
Instruction A.(c),                          pursuant to General Instruction A.
please check the following box. |_|         (d), please check the following
                                            box. |X|

Securities Act registration statement
file number to which this form relates:                    333-124521
                                            ------------------------------------
                                                         (If applicable)

Securities to be registered pursuant to
Section 12(b) of the Act:                   ------------------------------------

         Title of Each Class                   Name of Each Exchange on Which
          to be Registered                     Each Class is to be Registered
-----------------------------------------   ------------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                                      UNITS
--------------------------------------------------------------------------------
                                (Title of Class)

                         COMMON STOCK, $.0001 PAR VALUE
--------------------------------------------------------------------------------
                                (Title of Class)

                         COMMON STOCK PURCHASE WARRANTS
--------------------------------------------------------------------------------
                                (Title of Class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The information required by this item is contained under the heading "Description of Securities" in the registration statement to which this Form 8-A relates (File No. 333-124521). This information is incorporated herein by reference.

ITEM 2.  INDEX TO EXHIBITS.

*3.1     Certificate of Incorporation
*3.1.1   Certificate of Amendment to Certificate of Incorporation
*3.2     By-Laws
*4.1     Specimen Unit Certificate
*4.2     Specimen Common Stock Certificate
*4.3     Specimen Warrant Certificate
*4.4     Form of Unit Purchase Option to be granted to Representative
*4.5 Form of Warrant Agreement between Continental Stock Transfer and Trust Company and the Registrant

   * Incorporated by reference from the Company's Registration Statement on Form S-1, as amended, which was initially filed with the Securities and Exchange Commission on May 2, 2005.

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

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                                        ITHAKA ACQUISITION CORP.


Date:  June 17, 2005                                By: /S/ JOHN M. GLAZER
                                                        -------------------
                                                        John M. Glazer
                                                        Chief Operating Officer


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